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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM XXXXXXX

Quarterly Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

For the quarterly period ended September 30, 1996

Commission file Number 0-0000

The Testfile Company
(Exact name of registrant as specified in its charter.)

Anytown, U.S.A. 00-0000000
(State or other jurisdiction of (I.R.S. Employer
incorporation or organization) Identification No.)

10 Main Street, Anytown, U.S.A. 00000
(Address of principal executive offices (Zip Code)

Registrant's telephone number, including area code:
(000) 000-0000

Indicate by check mark whether the registrant(1) has filed
all reports required to be filed by Section 13 or 15(d) of the
Securities Exchange Act of 1934 during the preceding 12 months
(or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.

YES [X] NO [ ]

Indicate the number of shares outstanding of each of the
issuer's classes of common stock, as of the latest practical date:

Common Stock, $1 Par Value - 3,146,000 shares as of
November 10, 1996.



PART I. - FINANCIAL INFORMATION

THE TESTFILE COMPANY

STATEMENTS OF LOSS AND ACCUMULATED DEFICIT

FOR THE THREE MONTHS AND NINE MONTHS

ENDED SEPTEMBER 30, 1996 AND 1995
(Unaudited)

(Amounts in thousands, except per share data)
Three months ended Nine months ended
September 30 September 30
__________________ _________________
1996 1995 1996 1995
______ ______ ______ ______
Net Sales $ 877 $ 973 $3,215 $3,159

Cost of goods sold 935 1,025 3,013 2,900
______ ______ ______ ______

Gross Profit(Loss) (58) (52) 202 259
Selling, general and
administrative expenses 233 238 669 694
______ ______ ______ ______

Operating Loss (291) (290) (467) (435)
Interest Expense 45 39 143 117
Other expense 1 1 1 1
______ ______ ______ ______

Net Loss (337) (330) (611) (553)

Accumulated Deficit -
Beginning of Period (4,448) (3,505) (4,174) (3,282)
_______ _______ _______ _______

Accumulated Deficit -
End of Period (4,785) (3,835) (4,785) (3,835)

Loss per share $ (.11) $ (.15) $ (.22) $ (.28)


See Accompanying Notes to Financial Statements



TESTFILE COMPANY

BALANCE SHEETS
(Unaudited)

(Amounts in thousands, except per share data)
September 1996 December 1995
______________ ______________

ASSETS
Current Assets
Cash $ 23 $ 75
Accounts receivable trade 381 481
Inventories 1,001 945
Prepaid expenses 109 137
Other current assets 6 8
______ ______
Total Current Assets 1,520 1,646
Property, Plant and Equipment
less accumulated depreciation of
$5,692,700 and $5,017,700 2,811 2,590
Deferred Costs and Other Assets 5 7
______ ______
TOTAL ASSETS (NOTE 3) 4,336 4,243



LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current Liabilities
Accounts Payable $ 262 $ 367
Accrued Compensation 24 25
Other accrued liabilities 212 202
______ ______
Total Current Liabilities 498 594

Long Term Debt 3,800 3,750

Stockholder's Equity (Deficiency)
Common stock par value $1 per share
Authorized 15,000,000 shares
Issued and outstanding -
3,146,000 and 2,396,000 shares 3,146 2,396
Capital in excess of par value 1,677 1,677
Accumulated deficit (4,785) (4,174)
_______ _______
Total Stockholders' Equity $ 38 $ (101)

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIENCY) $4,336 $4,243

See Accompanying Notes to Financial Statements



TESTFILE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
(Unaudited)

(Amounts in thousands)
1996 1995

Cash Flow From Operating Activities:
Loss From Operations $ (611) $ (553)
_______ _______

Adjustments To Reconcile Net
Income to Net Cash Provided by
Operating Activities
Depreciation 337 261
Increase (Decrease) From Changes:
Receivables 101 134
Inventories (57) (262)
Prepaid Expenses 28 (30)
Other assets 4 2
Accounts payable (106) 121
Accrued compensation (1) 7
Other accrued liabilities 11 21
_______ _______
Net Cash Used In Operating Activities $ (294) $ (299)
_______ _______

Cash Flow From Investing Activities:
Capital expenditures $ (558) $ (503)
Net Cash Used In
Investing Activities $ (558) $ (503)

Cash Flow From Financing Activities:
Increase in Loans Other $ 800 $1,199
Decrease in Loans Bank (485)
_______ _______
Net Cash Provided From
Financing Activities $ 800 $ 714
_______ _______
Decrease in Cash (52) (88)
Cash at Beginning of Year $ 75 $ 89
_______ _______
Cash at End of Period $ 23 $ 1

See Accompanying Notes to Financial Statements



TESTFILE COMPANY

NOTES TO FINANCIAL STATEMENTS

September 30, 1996

Note 1. Summary of Significant Accounting Policies

The accompanying financial statements, which should be read
in conjunction with the financial statements of Testfile Company
("the Company") included in the 1995 Annual Report filed on Form
10-K, are unaudited but have been prepared in the ordinary course of business for the purpose of providing information with respect to the interim period. The Company believes that all adjustments
(none of which were other than normal recurring accruals)
necessary for a fair presentation for such periods have been included.

Note 2. Loss Per Share

Computation of loss per share was based on the weighted
average number of shares outstanding during such periods. These amounted to 2,754,000 shares for the nine months and 3,146,000 shares for three months ending September 30, 1996 and 1,995,000 shares for nine months and 2,190,000 shares for three months ending September 30, 1995.

Note 3. Long Term Debt

The total of loans payable to ABC Bank ("Bank") as of
September 30, 1996 was $3,800,000 compared to $3,750,000 at
December 31, 1995.

Bank provided the Company with an additional $1,000,000
capital facility for 19xx at a rate of 5%. Of this amount
$800,000 was advanced to the Company as of September 30, 19xx and the remaining $200,000 was advanced to the Company as of October
00, 19xx. On May 00, 19xx Bank exchanged $750,000 of long term debt for 750,000 shares of common stock with a par value of $1.00 per share. On October 00, 19xx, Bank provided the Company an additional $750,000 credit facility for the balance of 19xx and the year 19xx. All loans made by Bank under such facilities as well as the loans payable at December 31, 19xx and which were not exchanged are due July 00, 19xx.


Notes to Financial Statements (Continued)

All loans payable to Bank and future borrowings under any
such credit facilities have been collateralized by the accounts receivable and machinery and equipment of the Company.

Note 4. Majority Stockholder

Bank presently owns approximately 85% of the Common Stock of the Company.

Bank is a partnership of which the Company's President is a
60% partner and a director is a 40% partner.

Note 5. Inventory

Inventories at September 30, 1996 and December 31, 1995
consisted of the following:

September 30, 1996 December 31, 1995

Finished Goods $856,000 $738,000
Raw Materials 145,000 207,000
__________ ________
Total $1,001,000 $945,000

Note 6. Subsequent Events

A. On October 00, 19xx Bank provided the Company an
additional $750,000 credit facility for the balance of 19xx and the year 19xx.

B. Since September 30, 19xx, the Company utilized an
additional $325,000 of the credit facilities provided by Bank of which $125,000 was borrowed under the October facility.


TESTFILE COMPANY

MANAGEMENT'S DISCUSSION AND
ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

September 30, 1996

Liquidity and Capital Resources

The Company's working capital decreased by $30,000 in the
first nine months of 1996 compared to an increase of $771,000 for the same period in 1995. The increase in working capital for the nine months ended September 30, 1995, was primarily due to the change of current loans payable to long term debt. The decrease in working capital for the nine months ended September 30, 1996 is primarily due to the decrease in accounts receivable and cash.

The total of loans payable to Bank as of September 30, 1996, was $3,800,000 compared to $3,750,000 at December 31, 1995.

Bank provided the Company with an additional $1,000,000
working capital facility for 19xx at rate of 5%. Of this amount,
$800,000 was advanced to the Company as of September 30, 19xx and the remaining $200,000 was advanced to the Company as of October
00, 19xx. The current borrowings were utilized for capital
expenditures and operations. On May 00, 19xx, Bank exchanged
$750,000 of long term debt for 750,000 shares of common stock with a par value of $1.00 per share. On October 00, 19xx, Bank provided the Company an additional $750,000 credit facility for the balance of 19xx and the year 19xx. All loans made by Bank under this facility as well as the loans payable at December 31,
19xx and which were not exchanged are due July 00, 19xx.

All loans payable to Bank and future borrowings under any
such credit facilities have been collateralized by the accounts receivable and machinery and equipment of the company. The
additional funds required for operations and capital expenditures were funded by long term loans from Bank.

Bank is a partnership of which the Company's President is
a 60% partner and a director is a 40% partner.


The Company's capital expenditures in 19xx will be for
additional equipment to increase and improve the Company's
production capabilities and environmental improvements.

Results of Operations

Net sales for the first nine months of 1996 were $3,215,000, an increase of $56,000, or 2% over the same period in 1995. This increase in sales was primarily achieved in the first quarter
1996. The increase in net sales for the nine month period ending
September 30, 1996 was primarily due to increased sales of
pharmaceutical intermediates partially offset by a decrease in
Photo/Film Chemical Sales.

The operating loss for the first nine months of 1996
increased to $467,000 compared with a loss of $435,000 for the same period in 1995. This increased operating loss was primarily a result of an increase in the cost of goods sold of $113,000 or
3.8%, without a corresponding increase in sales. The increase in cost of goods sold is primarily due to the increase in the cost of manufacturing. The operating loss for the three months ended
September 30, 1996 and selling , general and administrative
expenses for the three and nine months ending September 30, 1996 remained substantially unchanged from the same period in 1995.

Interest expense for the first nine months increased $26,000 compared to the same period in 1995. Interest expense for the three months ending September 30, 1996, increased $6,000 compared to the same period in 1995. The increase in interest expense was primarily due to higher loan balances.

Financial Accounting Standard No. 96 "Accounting for Income
Taxes" which requires that no later than 19xx, companies change from the deferred method to the liability method of accounting for income taxes, has not been adopted by the Company for 19xx.
Implementation of the Standard is not expected to have any
material affect on the Company's financial condition or results of operations.


PART II - OTHER INFORMATION

Item #6 Exhibits and Reports on Form 8-K

a. Exhibits

Exhibit 27. Financial Data Schedule

B. Reports on Form 8-K

No reports have been filed on Form 8-K during this
quarter.


TESTFILE COMPANY

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of
1934, the registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.

TESTFILE COMPANY
Registrant

November 10, 1996 Sam S. Smith
Date Sam S. Smith
Principal Financial Officer

November 10, 1996 James J. Jones
Date James J. Jones
Principal Executive Officer

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